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                                                                   EXHIBIT 23.1



                          CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors
Kozmo.com, Inc.:


     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                       KPMG LLP



New York, New York
March 20, 2000